OTHER ASSETS	12 Months Ended
Dec. 31, 2017
Subclassifications of assets, liabilities and equities [abstract]
OTHER ASSETS
OTHER ASSETS

(US$ MILLIONS)	2017	2016
Current
Work in progress (1)	$195	$309
Prepayments and other assets	235	88
Total current	$430	$397
Non-current
Prepayments and other assets	$79	$21
Total non-current	$79	$21

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(1)	See Note 16 for additional information.
The increase in other assets from December 31, 2017 is primarily attributable to the acquisitions in our business services and industrial operations segments, which account for $161 million of the increase in prepayments and other assets, partially offset by a decrease in work in progress in our construction services business compared to December 31, 2016.